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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):              May 21, 2001
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)



       Delaware                      1-6541                     13-2646102
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(State or other jurisdiction      (Commission             (IRS Employer
 of Incorporation)                 File Number)            Identification No.)



667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.
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  On May 21, 2001, Lorillard Tobacco Company, an indirect wholly owned subsidiary of Registrant, deposited $100 million into an escrow account established pursuant to the Escrow Agreement (First), dated as of May 16, 2001, entered into in accordance with the terms of the Stipulation and Agreed Order filed as Exhibit 99.2 to Registrant's Current Report on Form 8-K, dated May 7, 2001. A copy of such escrow agreement is filed herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.
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(a)   Exhibits.

Exhibit 99.1   Escrow Agreement (First)


                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                   LOEWS CORPORATION
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                                                   (Registrant)




Dated:  May 22, 2001                                 By:  /s/ Barry Hirsch
                                                        ----------------------
                                                             Barry Hirsch,
                                                        Senior Vice President,
                                                         Secretary and General
                                                                Counsel

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